UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 8, 2011 (June 8, 2011)

FIVE STAR QUALITY CARE, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

1-16817	04-3516029
(Commission File Number)	(IRS Employer Identification No.)

400 Centre Street, Newton, Massachusetts 02458

(Address of Principal Executive Offices)        (Zip Code)

617-796-8387

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01.  Financial Statements and Exhibits.

(d)                               Exhibits

Five Star Quality Care, Inc., or the Company, hereby files the following exhibits:

10.1                          Fifth Amendment to Amended and Restated Master Lease Agreement (Lease No. 1), dated as of May 1, 2011, by and among certain subsidiaries of Senior Housing Properties Trust, as landlord, and Five Star Quality Care Trust, as tenant.

10.2                          Partial Termination of and Sixth Amendment to Amended and Restated Master Lease Agreement (Lease No. 1), dated as of June 1, 2011, by and among certain subsidiaries of Senior Housing Properties Trust, as landlord, and Five Star Quality Care Trust, as tenant.

10.3                          Partial Termination of and Second Amendment to Amended and Restated Master Lease Agreement (Lease No. 4), dated as of May 1, 2011, by and among certain subsidiaries of Senior Housing Properties Trust, as landlord, and certain subsidiaries of the Company, as tenant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIVE STAR QUALITY CARE, INC.

By:	/s/ Paul V. Hoagland
Name:	Paul V. Hoagland
Title:	Treasurer and Chief Financial Officer

Dated:  June 8, 2011